SECURITIES AND EXCHANGE COMMISSION

		       Washington, D.C.  20549

			      FORM 8-K


			    CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

			   ___________________


    Date of Report (Date of earliest event reported) March 6, 1996

			BIOCONTROL TECHNOLOGY, INC.
	 (Exact name of registrant as specified in its charter)



Pennsylvania                    0-1822              25-1229323
(State of other jurisdiction    (Commission         (IRS Employer
of incorporation)               File Number)        Identification no.)


	 300 Indian Springs Road, Indiana, Pennsylvania 15701
	(Address of principal executive offices)      ( Zip Code)


    Registrant's telephone number, including area code (412) 349-1811

_________________________________________________________________
      (Former name or former address, if changes since last report.)

Item 1.     Change in Control of Registrant.
	    Not applicable.

Item 2.     Acquisition or Disposition of Assets.
	    Not applicable.

Item 3.     Bankruptcy or Receivership.
	    Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant
	    Not applicable.

Item 5.     Other Events.
	    On March 6, 1996, Biocontrol Technology, Inc. (NASDAQ:BICO) announced today that a special meeting of stockholders will be held at 9:00 a.m. (local time) on Thursday, April 11, 1996, at the Westin William Penn Hotel Grand Ballroom, William Penn Way, Pittsburgh, Pennsylvania.

Item 6.     Resignation of Registrant's Directors.
	    Not Applicable

Item 7.     Financial Statement, Pro Forma Financial Information and Exhibits.

	    (a)  Financial Statements and Businesses Acquired - Not Applicable.

	    (b)  Pro Forma Financial Information - Not Applicable.

	    (c)  Exhibits - News Release

			     SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


						  BIOCONTROL TECHNOLOGY, INC.
						  by /s/  Fred E. Cooper
						  Fred E. Cooper, CEO
DATED: March 6, 1996